Cash and cash equivalents	6 Months Ended
Jun. 30, 2024
Subclassifications of assets, liabilities and equities [abstract]
Cash and cash equivalents	Cash and cash equivalents
Cash and cash equivalent break down as follows:

	As of
(in thousands of euros)	June 30, 2024	December 31, 2023
Cash and bank accounts	4,023	75,283
Short-term bank deposits	62,312	—
Net Cash and cash equivalents	66,335	75,283

As of June 30, 2024, net cash and cash equivalents decreased by €8.9 million as compared to December 31, 2023. The short-term bank deposits correspond to weekly money market deposits for €38.6 million and to deposits current accounts for €23.7 million that have been settled in July 2024.

In addition, the Company is no longer subject to maintaining a minimum cash and cash equivalents balance following the full removal of the previously agreed covenant with the EIB, which was removed in October 2023.